UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ProLung, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FORM OF WHITE PROXY CARD

ProLung, Inc.

Annual Meeting of Stockholders

on December 3, 2018

The undersigned stockholder of ProLung, Inc. (the “Company”) hereby nominates, constitutes and appoints Robert Raybould, Director, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the Annual Meeting of stockholders of the Company (the “Annual Meeting”) to be held on the 3rd day of December, 2018 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said Annual Meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominee is specifically directed to vote the shares represented by this proxy as indicated below. This Proxy is solicited by the Board.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting and any other matter which may properly come before the Annual Meeting about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy material to stockholders and in such manner as such nominee in his or her judgment may determine.

A stockholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Annual Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received not later than 24 hours (excluding Saturdays and holidays) before the time of holding the Annual Meeting or adjournment thereof, or delivered to the Vice Chair of the Board on the day of the Annual Meeting or adjournment thereof.

The nominee is directed to vote the shares represented by this proxy as follows:

(1) ELECTION OF DIRECTOR, to serve until the 2021 annual meeting of stockholders of the Company or until his or her successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Company (Proposal 1 in the Notice of Annual Meeting):

☐	FOR the nominee listed below.

☐	WITHHOLD AUTHORITY to vote for the nominee listed below.

J. Scott Nixon

[Please complete the Proxy on the back]

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2018 (Proposal 2 in the Notice of Annual Meeting):

FOR	AGAINST	ABSTAIN
☐	☐	☐

(3) At the nominee’s discretion upon any amendments or variations to matters specified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting, and upon any other matters as may properly come before the Annual Meeting or any adjournments thereof about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy materials to stockholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE ANNUAL MEETING AND, WHERE A STOCKHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF THE NOMINEE OF THE BOARD FOR DIRECTOR AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, BOTH OF WHICH ARE SET FORTH IN THE PROXY STATEMENT ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2018.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1)	This proxy must be signed by the stockholder or the stockholder’s attorney duly authorized in writing, or, if the stockholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2)	A person appointed as nominee to represent a stockholder need not be a stockholder of the Company.

3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Company.

4)	Each stockholder who is unable to attend the Annual Meeting is respectfully requested to mark, date and sign this proxy card and return it in the postage-paid envelope we have provided or return it to: Jared Bauer, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2017 are available on the Internet at www.prolunginc.com/2018proxy.